UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-10541
                                                     ---------

                    OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC
                    -----------------------------------------
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                        Date of fiscal year end: MARCH 31
                                                 --------

                      Date of reporting period: 03/31/2007
                                                ----------



ITEM 1.  REPORTS TO STOCKHOLDERS.


FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

Oppenheimer Tremont Opportunity Fund, LLC (the "Fund") is a limited liability company registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek to generate consistent absolute returns over various market cycles. The Fund will pursue this objective by investing primarily in private investment partnerships and similar investment vehicles that are managed by a select group of alternative asset managers ("Investment Funds") that employ a wide range of specialized investment strategies. The performance analysis discussed below is intended to provide investors with an overview of the Fund's performance for the year ended March 31, 2007.

      The Fund returned 1.57% (net of all fees, expenses, and any applicable incentive fees, including the maximum sales load of 2.50%) for the year ended March 31, 2007. The Fund advanced 4.17% excluding the maximum sales load. Gains in the second quarter were offset by losses experienced during the third as the markets swung from year to date highs to lows and back again over the first six months of the period. A liquidity-driven sell-off of risky assets in May and early June drove equities down in developed and developing markets. Equity markets remained weak and volatile into early July and then rallied after tensions in the Middle East eased, energy prices declined, and the Fed paused rate hikes. The rally in equities continued through the last three months of 2006 as investors found confidence in signs suggesting the stabilization in U.S. housing prices, the prospect of the Federal Reserve Bank (the "Fed") easing rates, and record breaking Mergers and Acquisitions ("M&A") activity. Credit spreads in the U.S. and European Union tightened throughout the fourth quarter as investor complacency towards risk continued to grow. Investment risk was reevaluated in the first quarter when anxiety concerning the Chinese economy, sub-prime mortgage markets, and the yen carry trade spurred a global market correction. However, risk appetites remained intact and M&A and private equity deals maintained record levels prompting a recovery to end the first quarter.

      Second quarter losses were driven by the Fund's long/short equity managers. After solid returns from an upward trending market through April, many U.S. and European managers entered May with high convictions evidenced by historically high gross and net exposures. When the market sold-off, the U.S. equity markets temporarily entered negative territory for the year and bottomed on June 13th. Japanese markets struggled as well. Many of the Fund's long/short managers were unable to keep positive returns for the quarter. However, the Fund's exposure to equity market neutral,

AVERAGE ANNUAL TOTAL RETURNS          EXPENSE RATIOS
For the Periods Ended 3/31/07         For the Fiscal Year Ended 3/31/06

                  Since               Expense Ratio        Expense Ratio
                  Inception           Without Incentive    With Incentive
1-Year   5-Year   (1/2/02)            Allocation/Fee       Allocation/Fee
---------------------------           -----------------------------------
1.57%    5.32%    5.31%               2.54%                2.82%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. AVERAGE ANNUAL RETURNS SHOW THE CHANGE IN THE VALUE OF THE FUND'S PERFORMANCE EXPRESSED AS A PERCENTAGE ON AN ANNUAL BASIS. PERFORMANCE SHOWN IS NET OF ALL FEES, EXPENSES AND ANY APPLICABLE INCENTIVE FEES, INCLUDING THE MAXIMUM SALES LOAD OF 2.50%. THIS RETURN MAY DIFFER FROM THAT EXPERIENCED BY AN INDIVIDUAL INVESTOR THAT PURCHASES AN INTEREST IN THE FUND. THE FUND IS A CLOSED-END REGISTERED INVESTMENT COMPANY AND NOT A MUTUAL FUND. THERE ARE CONSIDERABLE DIFFERENCES BETWEEN CLOSED-END REGISTERED INVESTMENT COMPANIES AND MUTUAL FUNDS. MUTUAL FUNDS PROVIDE DAILY LIQUIDITY. THE FUND IS ILLIQUID AND MAY BE RISKIER AND MORE EXPENSIVE THAN MUTUAL FUNDS. THE HEDGE FUNDS IN WHICH THE FUND INVESTS ARE NOT REGISTERED INVESTMENT COMPANIES AND, THEREFORE ARE NOT SUBJECT TO THE SAME REGULATORY OVERSIGHT AS MUTUAL FUNDS, INCLUDING REGULATIONS THAT REQUIRE MUTUAL FUNDS TO HAVE A CERTAIN DEGREE OF LIQUIDITY, LIMIT CONCENTRATION IN ANY ONE INVESTMENT, PROTECT AGAINST CONFLICTS OF INTEREST, ASSURE FAIRNESS IN PRICING FUND INTERESTS, REQUIRE DISCLOSURE ABOUT A FUND'S MANAGEMENT, HOLDINGS, FEES AND EXPENSES, AND LIMIT LEVERAGE. THE FUND IS DEPENDENT NOT ONLY ON THE INVESTMENT PERFORMANCE OF INDIVIDUAL MANAGERS, BUT ALSO ON THE ABILITY OF THE SUB-ADVISER TO EFFECTIVELY ALLOCATE THE FUND'S ASSETS. THE EXPENSE RATIOS FOR THE FUND'S SHARES ARE AS OF THE FISCAL YEAR ENDED MARCH 31, 2006.


                  3 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

fixed income arbitrage, and managed futures managers helped offset some of the losses. The Fund's managed futures managers were able to effectively capture the gains from the commodity price rally in April 2006. Fixed income arbitrage managers benefited from yield curve relative value opportunities that appeared as yield curves reacted to central bank uncertainty. Equity market neutral managers also faired well as an increase in equity volatility and dispersion created statistical arbitrage opportunities. The Fund's event driven strategy exposure was up modestly due to robust merger and acquisition activity.

      The third quarter was marred with difficulties for nearly all strategies in the Fund. The quarter saw early market weakness giving way to a late quarter rally accompanied with a decline in commodity prices, and a halt to rising interest rates. Managed futures and some long/short equity managers were hurt by a sharp decline in energy and gold prices. The Fed pause hurt fixed income arbitrage managers positioned to profit from continued interest rate hikes, and motivated investors to shift toward growth equities, and thus created difficulties for value oriented strategies. The equity markets rallied to end the quarter, but most long/short managers had reduced exposure due to market choppiness and were unable to keep pace. The Fund's multi-strategy managers were able to glean modest gains to offset some of the losses for the quarter.

      The global equity market rally throughout the fourth quarter provided great opportunity for the Fund's more directional managers. Record breaking levels of M&A and private equity deals drove the returns of a number of managers in the Fund's event driven allocation, and resulted in a significant positive contribution to the portfolio. The majority of the Fund's long/short managers posted positive returns, but gains in the strategy were offset by select managers including one with high exposure to biotech. The Fund gleaned strong returns from the emerging markets strategy as one manager's Russian utilities and private equity exposure produced extraordinary returns. Managed futures contributed strong returns by taking advantage of a global rally in equities, metals, and grains.

      The first quarter of 2007 was highlighted by volatility and the global correction in late February. Despite the market adversity, the Fund received positive returns from each strategy. The quarter's largest contribution came again from event driven managers that continue to profit from numerous opportunities in M&A and private equity deals. The Fund benefited from the individual stock picking of its long/short managers as well. Select fixed income arbitrage managers, positioned conservatively in prediction of the market correction in the credit space, provided solid returns. The Fund's allocations in multi-strategy, emerging markets, and managed futures managers contributed modestly for the quarter.

The graph that follows shows the performance of a hypothetical $10,000 investment in the Fund held until March 31, 2007. Performance is measured from the inception of the Fund on January 2, 2002. The Fund's performance is compared to the performance of the Lehman Brothers Government Credit Bond Index, an unmanaged index widely regarded as a general measurement of the performance of government, government-related and investment grade corporate debt obligations. The Fund's performance is also compared to the performance of the S&P 500 Index, an unmanaged index of equity securities that is a measure of the general domestic stock market. The indices cannot be purchased directly by investors and are shown for illustrative purposes only and do not predict or depict the performance of the Fund. The indices' performance reflect the reinvestment of income but do not consider the effect of transaction costs, and none of the data in the graph shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While indices comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the investments of the Underlying Fund Managers are not limited to the investments in the indices.


                  4 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Tremont Opportunity Fund, LLC
   S&P 500 Index 1
   Lehman Brothers Government Credit Bond Index 2

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                           Lehman Brothers
                 Oppenheimer Tremont                      Government Credit
                Opportunity Fund, LLC   S&P 500 Index 1      Bond Index 2

01/02/2002              $ 9,750             $10,000            $10,000
03/31/2002              $ 9,870             $10,028            $ 9,953
06/30/2002              $10,015             $ 8,685            $10,326
09/30/2002              $ 9,922             $ 7,185            $10,915
12/31/2002              $10,037             $ 7,791            $11,104
03/31/2003              $10,181             $ 7,545            $11,286
06/30/2003              $10,566             $ 8,706            $11,684
09/30/2003              $10,945             $ 8,937            $11,625
12/31/2003              $11,118             $10,024            $11,622
03/31/2004              $11,287             $10,194            $11,980
06/30/2004              $11,256             $10,369            $11,600
09/30/2004              $11,151             $10,175            $12,013
12/31/2004              $11,493             $11,114            $12,109
03/31/2005              $11,529             $10,876            $12,028
06/30/2005              $11,433             $11,024            $12,442
09/30/2005              $11,796             $11,422            $12,322
12/31/2005              $12,109             $11,660            $12,396
03/31/2006              $12,593             $12,150            $12,271
06/30/2006              $12,433             $11,975            $12,253
09/30/2006              $12,284             $12,653            $12,733
12/31/2006              $12,743             $13,500            $12,865
03/31/2007              $13,118             $13,586            $13,053

AVERAGE ANNUAL TOTAL RETURNS OF THE FUND AT 3/31/07
1-Year   1.57%       5-Year   5.32%       Since Inception (1/2/02)   5.31%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. AVERAGE ANNUAL RETURNS SHOW THE CHANGE IN THE VALUE OF THE FUND'S PERFORMANCE EXPRESSED AS A PERCENTAGE ON AN ANNUAL BASIS. PERFORMANCE SHOWN IS NET OF ALL FEES, EXPENSES, AND INCENTIVE ALLOCATION/FEE, INCLUDING THE MAXIMUM SALES LOAD OF 2.50%. THIS RETURN MAY DIFFER FROM THAT EXPERIENCED BY AN INDIVIDUAL INVESTOR THAT PURCHASES AN INTEREST IN THE FUND. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTIONS OF FUND SHARES. BECAUSE THERE ARE DIFFERENCES IN THE FUND'S INVESTMENT STRATEGIES AND THOSE INDICES SHOWN, NO INDEX IS DIRECTLY COMPARABLE TO THE FUND.

1. The S&P 500 Index is an unmanaged index considered to be generally representative of the U.S. large-cap stock market as a whole. The performance data for the S&P 500 Index assumes the reinvestment of all dividends, but does not deduct fees or expenses.

2. The Lehman Brothers Government Credit Bond Index is an unmanaged index composed of debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies and quasi-federal corporations and fixed rate dollar denominated SEC-registered corporate debt that are rated investment grade or higher by Moody's Investor Service, Standard & Poor's Corporation, or Fitch Investor's Service, in that order.


                  5 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

FUND INVESTMENT ALLOCATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND INVESTMENT ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Long/Short Equity                                     32.4%
Fixed Income Arbitrage                                24.0
Event Driven                                          20.3
Multi-Strategy                                        14.6
Managed Futures                                        3.0
Equity Market Neutral                                  2.5
Emerging Markets                                       2.4
Common Stock                                           0.3
Miscellaneous Securities                               0.1
Cash Equivalents                                       0.1

The Fund's portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2007, and are based on total investments in investment funds and cash equivalents.

--------------------------------------------------------------------------------


                  6 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and redemption fees, if any; and (2) ongoing costs, including management fees; investor servicing; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other registered investment companies.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2007.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any incentive allocation/fee or any transactional costs, such as front-end sales charges (loads) or redemption fees. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                          BEGINNING        ENDING           EXPENSES PAID DURING
                          ACCOUNT VALUE    ACCOUNT VALUE    6 MONTHS ENDED
                          (10/1/06)        (3/31/07)        MARCH 31, 2007
--------------------------------------------------------------------------------
Actual                    $1,000.00        $1,067.90        $13.26
--------------------------------------------------------------------------------
Hypothetical               1,000.00         1,012.05         12.90

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, divided by 2 (to reflect the one-half year period). The annualized expense ratio for the 6-month period ended March 31, 2007 was 2.57%.

--------------------------------------------------------------------------------


                  7 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

STATEMENT OF INVESTMENTS  March 31, 2007
--------------------------------------------------------------------------------

                                                                                               % OF
                                                                                     FAIR       NET                   ACQUISITION
                                                                       COST         VALUE    ASSETS    LIQUIDITY 1         DATE 2
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN INVESTMENT FUNDS
---------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS
Quorum Fund Ltd.                                               $    800,000  $  1,566,358       2.2%   Monthly              01/06
---------------------------------------------------------------------------------------------------------------------------------
EQUITY MARKET NEUTRAL
O'Connor Global Fundamental Market Neutral Long/Short Ltd.        1,500,000     1,635,344       2.3    Monthly              07/06
---------------------------------------------------------------------------------------------------------------------------------
EVENT DRIVEN
Ahab Partners, L.P.                                               2,000,000     2,418,124       3.5    Quarterly            09/05
Avenue Asia International Ltd.                                    1,000,000       989,915       1.4    Annually             11/05
Highland Crusader Fund II, Ltd.                                   2,000,000     3,368,031       4.8    Semi-Annually  09/05-07/06
JANA Partners Qualified L.P.                                      1,200,000     3,602,048       5.1    Quarterly            06/04
Magnetar Risk Linked Fund Ltd.                                      750,000       764,749       1.1    Semi-Annually        02/07
SOLUS LLC                                                         1,805,502     2,395,736       3.4    Quarterly            01/06
                                                               -------------------------------------
TOTAL EVENT DRIVEN                                                8,755,502    13,538,603      19.3

---------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME ARBITRAGE
Bear Stearns High-Grade Structured Credit Strategies, L.P.        3,500,000     4,113,331       5.9    Annually       11/04-04/05
Endeavour Fund I, LLC                                             1,224,606     2,232,620       3.2    Quarterly      06/03-08/03
Julius Baer Diversified Fixed Income Hedge Fund (USD) A           2,964,267     2,912,985       4.0    Monthly              03/07
Platinum Grove Contingent Capital Fund L.P.                       1,870,000     3,030,801       4.3    Monthly        01/02-12/03
Sorin Offshore Fund Ltd.                                          3,000,000     3,415,049       4.9    Quarterly            07/06
                                                               -------------------------------------
TOTAL FIXED INCOME ARBITRAGE                                     12,558,873    15,704,786      22.3

---------------------------------------------------------------------------------------------------------------------------------
LONG/SHORT EQUITY
AlphaGen Pyxis Ltd. Class A                                       2,000,000     1,970,336       2.8    Monthly              03/06
Delta Fund Europe Ltd.                                            1,600,000     1,797,123       2.5    Quarterly            01/06
Highline Capital Partners (QP), L.P.                              1,400,000     2,749,469       3.9    Quarterly      11/03-12/03
Hunter Global Investors Fund I, L.P.                              1,075,000     2,737,655       3.9    Quarterly      05/03-10/03
Kinetics Fund Inc.                                                3,000,000     3,416,998       4.9    Monthly              11/06
TCS Capital International Ltd.                                    1,600,000     2,173,452       3.1    Quarterly            01/06
Temujin Fund L.P.                                                 2,000,000     2,802,469       4.0    Quarterly      03/05-05/05
TT Mid-Cap Europe Long/Short Fund Ltd.                            1,446,001     1,609,013       2.3    Monthly              04/06
Whitney New Japan Partners, L.P.                                         --     2,015,830       2.9    Quarterly      01/02-08/03
                                                               -------------------------------------
TOTAL LONG/SHORT EQUITY                                          14,121,001    21,272,345      30.3

---------------------------------------------------------------------------------------------------------------------------------
MANAGED FUTURES
Blenheim Global Markets Fund Ltd.                                 1,724,088     1,963,272       2.8    Monthly              06/06
---------------------------------------------------------------------------------------------------------------------------------
MULTI-STRATEGY
D.E. Shaw Composite International Fund                            3,000,000     3,749,977       5.3    Quarterly            01/06
Highbridge Asia Opportunities Fund Ltd.                           1,000,000     1,153,721       1.7    Quarterly            02/06
Stark Investments, L.P.                                           3,100,000     4,655,334       6.6    Annually       01/04-02/04
                                                               -------------------------------------
TOTAL MULTI-STRATEGY                                              7,100,000     9,559,032      13.6
                                                               -------------------------------------
Total Investments in Investment Funds                            46,559,464    65,239,740      92.8

---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK
---------------------------------------------------------------------------------------------------------------------------------
Crdentia Corporation 3 (230,306 shares)                             138,183        96,729       0.2
MedicalCV, Inc. 3 (23,377 shares)                                    79,482        94,677       0.1
                                                               -------------------------------------
TOTAL COMMON STOCK                                                  217,665       191,406       0.3

---------------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS SECURITIES
---------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Securities 4                                          104,225        81,675       0.1


                  8 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

                                                                                               % OF
                                                                                     FAIR       NET
                                                                       COST         VALUE    ASSETS
----------------------------------------------------------------------------------------------------
CASH EQUIVALENTS
----------------------------------------------------------------------------------------------------
BlackRock Liquidity Funds--
Institutional--TempCash (64,730 shares)                        $     64,730  $     64,730       0.1%
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS AND CASH EQUIVALENTS                         $ 46,946,084    65,577,551      93.3
                                                               ============

OTHER ASSETS NET OF LIABILITIES                                                 4,675,627       6.7
                                                                             -----------------------
NET ASSETS                                                                   $ 70,253,178     100.0%
                                                                             =======================

Detailed information about the Investment Funds' portfolios is not available.

1. Available frequency of redemptions after initial lock-up period. Such redemptions may be subject to certain other terms and conditions as set forth in the investment funds offering documents.

2. Represents initial through most recent month of investment purchases.

3. Restricted security--See Note 8 of the accompanying Notes.

4. Comprised of warrants, preferred stock and promissory notes received from an in-kind redemption.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  9 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

STATEMENT OF ASSETS AND LIABILITIES  March 31, 2007
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------------------
Investments in investment funds, at fair value (cost $46,559,464)                                       $ 65,239,740
---------------------------------------------------------------------------------------------------------------------
Investment in securities, at fair value (cost $321,890)                                                      273,081
---------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents                                                                                     64,730
---------------------------------------------------------------------------------------------------------------------
Receivable and other assets:
Investment funds sold                                                                                     11,061,407
Investments in investment funds paid in advance                                                            4,500,000
Other assets                                                                                                  31,926
                                                                                                        -------------
Total assets                                                                                              81,170,884

---------------------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------------------
Payables:
Shareholder redemptions                                                                                    5,534,520
Payable on borrowings (See Note 7)                                                                         4,910,000
Management fee                                                                                               148,999
Incentive fee                                                                                                 74,034
Investor servicing fees                                                                                       73,620
Professional fees                                                                                             49,277
Accounting and investor processing fees                                                                       47,475
Administration fee                                                                                            31,040
Shareholder communication fees                                                                                28,000
Retirement plan fee                                                                                            3,995
Board of Directors' fees and expenses                                                                            724
Miscellaneous fees                                                                                            16,022
                                                                                                        -------------
Total liabilities                                                                                         10,917,706

---------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                              $ 70,253,178
                                                                                                        =============

---------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
---------------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                              $        651
---------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                           64,170,902
---------------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                           (2,836,335)
---------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                                  (9,713,507)
---------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                                18,631,467
                                                                                                        -------------
NET ASSETS                                                                                              $ 70,253,178
                                                                                                        =============

---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------------------------------
(based on net assets of $70,253,178 and 651,001 shares of beneficial interest outstanding)              $     107.92

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 10 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

STATEMENT OF OPERATIONS  For the Year Ended March 31, 2007
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------------------
Dividends                                                                                               $    197,782

---------------------------------------------------------------------------------------------------------------------
EXPENSES
---------------------------------------------------------------------------------------------------------------------
Management fee                                                                                               922,162
---------------------------------------------------------------------------------------------------------------------
Investor servicing fees                                                                                      298,843
---------------------------------------------------------------------------------------------------------------------
Administration fee                                                                                           192,157
---------------------------------------------------------------------------------------------------------------------
Accounting and investor processing fees                                                                      146,531
---------------------------------------------------------------------------------------------------------------------
Incentive fees                                                                                              (105,615)
---------------------------------------------------------------------------------------------------------------------
Shareholder communication fees                                                                                88,169
---------------------------------------------------------------------------------------------------------------------
Professional fees                                                                                             75,648
---------------------------------------------------------------------------------------------------------------------
Registration fees                                                                                             43,841
---------------------------------------------------------------------------------------------------------------------
Custodian fees                                                                                                24,772
---------------------------------------------------------------------------------------------------------------------
Interest expense                                                                                              10,513
---------------------------------------------------------------------------------------------------------------------
Board of Directors' fees and expenses                                                                          2,083
---------------------------------------------------------------------------------------------------------------------
Miscellaneous fees                                                                                            47,819
                                                                                                        -------------
Total expenses                                                                                             1,746,923

---------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                       (1,549,141)

---------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
---------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                                           1,678,198
---------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                                       2,879,624

---------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                    $  3,008,681
                                                                                                        =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 11 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

STATEMENTS OF CHANGES IN NET ASSETS/MEMBERS' CAPITAL
--------------------------------------------------------------------------------

                                                                               SPECIAL ADVISORY   SHAREHOLDERS/
                                                                                      ACCOUNT 1         MEMBERS           TOTAL
--------------------------------------------------------------------------------------------------------------------------------
MEMBERS' CAPITAL AT MARCH 31, 2005                                                 $      5,753   $  80,889,006    $ 80,894,759
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED MARCH 31, 2006
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment loss                                                                          --      (2,229,892)     (2,229,892)
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                            --       2,403,688       2,403,688
--------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                        --       7,408,210       7,408,210
                                                                                   ---------------------------------------------
Net increase in net assets resulting from operations                                         --       7,582,006       7,582,006

--------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net realized gain                                                         --        (449,816)       (449,816)

--------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
Net decrease in net assets resulting from beneficial interest transactions 2             (5,753)     (9,725,945)     (9,731,698)

--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Total decrease in net assets                                                             (5,753)     (2,593,755)     (2,599,508)
                                                                                   ---------------------------------------------
Net Assets at March 31, 2006 (including accumulated
net investment loss of $50,851)                                                    $         --   $  78,295,251    $ 78,295,251
                                                                                   =============================================

--------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED MARCH 31, 2007
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment loss                                                                          --      (1,549,141)     (1,549,141)
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                            --       1,678,198       1,678,198
--------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                        --       2,879,624       2,879,624
                                                                                   ---------------------------------------------
Net increase in net assets resulting from operations                                         --       3,008,681       3,008,681

--------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income                                                         --      (2,317,983)     (2,317,983)
--------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized long-term gain                                               --      (1,209,412)     (1,209,410)
--------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized short-term gain                                              --        (693,603)       (693,605)
                                                                                   ---------------------------------------------
Total dividends and/or distributions to shareholders                                         --      (4,220,998)     (4,220,998)

--------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
Net decrease in net assets resulting from beneficial interest transactions 2                 --      (6,829,756)     (6,829,756)

--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Total decrease in net assets                                                                 --      (8,042,073)     (8,042,073)
                                                                                   ---------------------------------------------
Net Assets at March 31, 2007 (including accumulated
net investment loss of $2,836,335)                                                 $         --   $  70,253,178    $ 70,253,178
                                                                                   =============================================

1. The Special Advisory Account is no longer applicable effective July 1, 2005, following a conversion in the Fund's capital structure.

See Note 1 of Notes to Financial Statements.

2. Includes redemption fees received of $1,579 and $1,041 during the years ended March 31, 2007 and 2006, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 12 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

STATEMENT OF CASH FLOWS  For the Year Ended March 31, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                                               $  3,008,681
--------------------------------------------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Net realized gain on investments                                                                                     (1,678,198)
Net change in unrealized appreciation on investments                                                                 (2,879,624)
Purchases of investments                                                                                            (17,069,129)
Proceeds from sales of investments                                                                                    27,510,153
Increase in investments in investment funds paid in advance                                                          (4,500,000)
Decrease in receivable from investment funds sold                                                                     1,896,783
Decrease in other assets                                                                                                 35,919
Decrease in incentive fees payable                                                                                     (153,438)
Decrease in management fee payable                                                                                     (104,622)
Decrease in capital structure conversion cost fee payable                                                               (84,194)
Decrease in shareholder communication fees payable                                                                      (23,035)
Decrease in administration fee payable                                                                                  (21,805)
Decrease in investor servicing fees payable                                                                             (20,428)
Decrease in professional fees payable                                                                                   (18,656)
Decrease in accounting and investor processing fees payable                                                              (9,205)
Increase in retirement plan fee payable                                                                                   3,995
Decrease in Board of Directors' fees and expenses payable                                                                (1,546)
Decrease in miscellaneous payable                                                                                       (32,953)
                                                                                                                   -------------
Net cash provided by operating activities                                                                             5,858,698

--------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
--------------------------------------------------------------------------------------------------------------------------------
Proceeds from shares of beneficial interest sold                                                                      7,580,854
Payments of shares of beneficial interest redeemed                                                                  (21,703,953)
Proceeds from bank borrowings                                                                                         7,310,000
Payments on bank borrowings                                                                                          (2,400,000)
Payments on distributions                                                                                                (7,781)

Net cash used in financing activities                                                                                (9,220,880)
--------------------------------------------------------------------------------------------------------------------------------
Net decrease in cash and cash equivalents                                                                            (3,362,182)
--------------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at beginning of period                                                                      3,426,912
                                                                                                                   -------------
Cash and cash equivalents at end of period                                                                         $     64,730
                                                                                                                   =============

Supplemental disclosure of cash flow information:

Non-cash operating activities not included herein consist of purchases and proceeds from an in-kind distribution of securities of $411,181.

Non-cash financing activity not included herein consists of reinvestment of dividends and distributions of $4,213,217.

Cash paid for interest on bank borrowings--$5,591.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 13 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31,                                             2007         2006        2005       2004       2003
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  109.58    $  100.00 1       N/A        N/A        N/A
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss 2                                           (2.17)       (2.18) 3      N/A        N/A        N/A
Net realized and unrealized gain                                 6.48        12.29 3       N/A        N/A        N/A
                                                            ----------------------------------------------------------
Total income from investment operations                          4.31        10.11 3       N/A        N/A        N/A
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                            (3.28)          --         N/A        N/A        N/A
Distribution from net realized long-term gain                   (1.71)       (0.53) 3      N/A        N/A        N/A
Distribution from net realized short-term gain                  (0.98)          --         N/A        N/A        N/A
                                                            ----------------------------------------------------------
Total dividends and/or distributions to shareholders            (5.97)       (0.53) 3      N/A        N/A        N/A
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  107.92    $  109.58         N/A        N/A        N/A
                                                            ==========================================================

----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN 4                                                   4.01%        9.53%       2.14%     11.19%      3.15%
----------------------------------------------------------------------------------------------------------------------
Incentive allocation/fee 5                                       0.16        (0.31)       0.00      (0.35)      0.00
                                                            ----------------------------------------------------------
Total return net of incentive allocation/fee                     4.17%        9.22%       2.14%     10.84%      3.15%

----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets/Members' capital, end of period (in thousands)   $  70,253    $  78,296    $ 80,895    $67,098    $36,615
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets/members' capital: 6,7
Net investment loss 8                                           (2.16)%      (2.64)%     (2.25)%    (2.22)%    (2.11)%
----------------------------------------------------------------------------------------------------------------------
Total expenses                                                   2.41%        2.54%       2.31%      2.28%      2.16%
Incentive allocation/fee 5                                      (0.14)        0.28        0.00       0.25       0.00
                                                            ----------------------------------------------------------
Total expenses and incentive allocation/fee                      2.27%        2.82%       2.31%      2.53%      2.16%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate 9                                          24%          38%         52%        36%        29%

N/A--Not applicable. See Note 1 to Financial Statements related to the July 1, 2005 tax and capital structure conversion

1. Initial net asset value as of July 1, 2005.

2. Based on average shares outstanding during each period.

3. For the period July 1, 2005, conversion of the Fund's tax and capital structure, to March 31, 2006. See Note 1 to the Financial Statements.

4. Assumes an investment on the last valuation date prior to the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5. In conjuction with the Fund's capital structure conversion, the incentive allocation was converted to an incentive fee effective July 1, 2005.

6. Ratios do not reflect the Fund's proportionate share of income and expenses of the Investment Funds.

7. Annualized for periods of less than one year.

8. Excludes impact of incentive allocation/fee.

9. Represents the lesser of purchases or sales of investments in Investment Funds divided by the average fair value of investments in Investment Funds.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 14 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. ORGANIZATION

Oppenheimer Tremont Opportunity Fund, LLC (the "Fund") is organized as a Delaware limited liability company and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek to generate consistent absolute returns over various market cycles. The Fund will pursue this objective by investing primarily in private investment partnerships and similar investment vehicles that are managed by a select group of alternative asset managers ("Investment Funds") that employ a wide range of specialized investment strategies. The Fund allocates its assets dynamically among a variety of alternative investment strategies that each individually offer the potential for attractive investment returns and are expected to blend together within the Fund's portfolio to limit the Fund's overall investment exposure to general trends in equity, debt and other markets.

      OppenheimerFunds, Inc. (the "Adviser"), serves as the investment adviser of the Fund subject to the ultimate supervision of and subject to any policies established by the Fund's Board of Directors (the "Board"), pursuant to the terms of the investment advisory agreement with the Fund (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund's investment program. The Adviser is authorized, subject to the approval of the Board, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing its services.

      Tremont Partners, Inc. (the "Sub-Adviser"), an affiliate of the Adviser, has been retained by the Adviser to serve as the Fund's sub-adviser and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Adviser.

      The Adviser is wholly-owned by Oppenheimer Acquisition Corp., a holding company ultimately controlled by Massachusetts Mutual Life Insurance Company. The Adviser and the Sub-Adviser are registered as investment advisers under the Investment Advisers Act of 1940, as amended.

      Shares are offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board based on the net asset value per share of the Fund. Shares are being offered only to qualified investors that meet all requirements to invest in the Fund. The Fund's shares are not listed for trading on a securities exchange.

      The Fund from time to time may offer to repurchase outstanding shares based on the Fund's net asset value per share pursuant to written tenders from shareholders. Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion, and generally will be offered to repurchase at a specified dollar amount of outstanding shares. Generally, the Fund will offer to repurchase shares four times each year, as of the last business day of March, June, September and December. A redemption fee payable to the Fund equal to 1.00% of the value of shares repurchased by the Fund will apply if the date as of which the shares are to be valued for purposes of repurchase is less than one year following the date of a shareholder's initial investment in the Fund. If applicable, the redemption fee will be deducted before payment of the proceeds of a repurchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. The Fund's Board will establish the amount of shares the Fund will offer to repurchase. The Fund will generally pay the value of the shares repurchased approximately one month after the value of the shares to be repurchased is determined. If all shares owned by a shareholder are repurchased, the shareholder will receive an initial payment equal to 95% of the estimated value of the shares and the balance due will be determined and paid promptly after completion of the year-end audit of the Fund.

--------------------------------------------------------------------------------
CONVERSION OF TAX AND CAPITAL STRUCTURES. Effective July 1, 2005, the Fund has elected to be treated as a corporation for Federal income tax purposes and intends to qualify as a regulated investment company under the provisions of Subchapter M under the Internal Revenue Code of 1986, as amended. The new tax treatment will simplify Fund reporting to investors, allowing tax reports to be made on IRS Form 1099. Previously, each member received the more complex Schedule K-1 and was individually required to report its distributive share of the Fund's taxable income on its own tax return.


                 15 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. ORGANIZATION Continued

      The Fund has replaced its capital account structure (allowing net increases and decreases in the net value of the Fund's assets to be allocated to a particular investor's individual capital account on a generally pro rata basis) with a standard corporate-type structure in which shareholders will participate in the Fund's "general account" on the basis of the number of shares of the Fund they hold relative to the total number of Fund shares outstanding. Shareholders were issued Fund shares, at a net asset value per share of $100, equal in value to their capital accounts on June 30, 2005. Investors will no longer have individual capital accounts and will refer to their share balances when calculating the value of an investment in the Fund. The Fund's limited liability company interests have been redenominated, and are issued and sold, as "Shares." All previously issued "Interests" have been redenominated as Shares. Persons who are issued Shares by the Fund, and other persons who acquire Shares and are admitted to the Fund by its Board, are "Shareholders."

      The Fund has established a program for the automatic reinvestment of certain annual distributions that the Fund may be required to make. Under the Fund's program, when a shareholder's distribution is reinvested, additional Fund shares will be issued to that shareholder in an amount equal in value to the distribution. Unless the Fund is informed otherwise by notice to the Administrator, shareholders will be enrolled automatically in the reinvestment program. Dividends and distributions are taxable to the recipient whether they are reinvested in shares of the Fund or received as cash.

      In June 2005, the Fund's Board approved the conversion of the Incentive Allocation to an Incentive Fee. Previously, the Sub-Adviser had been designated by the Adviser as the special advisory member (the "Special Advisory Member") and was entitled to receive a performance-based allocation (the "Incentive Allocation") equal to 10% of net profits, if any, in excess of the preferred return (the "Preferred Return"). The Preferred Return was an amount determined by applying an annual percentage rate of 8% to the capital account balance of each Member as of the beginning of the fiscal period. The Incentive Allocation applied only to net profits for the applicable fiscal period that exceeded both:
(i) the Preferred Return for the calendar period; and (ii) any balance in a "Loss Recovery Account," as defined in the Fund's registration statement, established for each Member. A Special Advisory Account had been established by the Fund for crediting any Incentive Allocation due to the Special Advisory Member. The Incentive Allocation was debited from each Member's capital account and credited to the Special Advisory Account. Generally, the Incentive Allocation was made as of the end of each calendar year and upon the repurchase of any Member's Interest (or portion thereof). The Special Advisory Member could withdraw any Incentive Allocation credited to the Special Advisory Account at any time following the date on which the Incentive Allocation is made. During the six months ended June 30, 2005, the Special Advisory Member earned an Incentive Allocation of $395 and voluntarily waived payment of this amount in its entirety. By replacing the individual investor capital accounts with a general Fund account, the manner of calculation of the incentive compensation will change so that such calculation is made on a Fund-wide basis, rather than separately for each member's capital account. The Fund will not pay any additional compensation to the Adviser as a result of the conversion of the Incentive Allocation to an Incentive Fee. Notwithstanding those technical modifications in the manner of calculation, the new Incentive Fee is intended to replicate substantially the payments associated with the former Incentive Allocation.

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles, which require the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments. Such policies are consistently followed by the Fund in preparation of its financial statements. The Adviser believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.


                 16 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

--------------------------------------------------------------------------------
PORTFOLIO VALUATION. The net asset value of the Fund is computed, generally monthly, as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the date preceding the date as of which any shares of the Fund are purchased, and (iii) any day as of which the Fund repurchases any shares. The Fund's net asset value is the value of the Fund's assets less its liabilities divided by the shares outstanding. The net asset value is computed in accordance with the pricing policies and procedures adopted by the Board.

      The Fund's investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Fund's investments in Investment Funds are carried at fair value as determined by the Fund's pro-rata interest in the net assets of each Investment Fund. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds, as described in each of their financial statements and offering memoranda. All valuations utilize financial information supplied by each Investment Fund and are net of management and performance incentive fees or allocations payable to the Investment Funds' managers pursuant to the Investment Funds' agreements. Where no value is readily available from a Investment Fund or where a value supplied by a Investment Fund is deemed not to be indicative of its value, the Adviser will determine, in good faith, the fair value of the Investment Fund under procedures adopted by the Board and subject to the Board's supervision. In accordance with the Advisory Agreement, the Adviser values the Fund's assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the Fund's investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available.

      Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors.

--------------------------------------------------------------------------------
INCOME RECOGNITION AND EXPENSES. Dividend income is recorded on the ex-dividend date. Income, expenses and realized and unrealized gains and losses are recorded monthly. The change in an Investment Fund's net asset value is included in net change in unrealized appreciation/depreciation on investments on the statement of operations. Distributions received from Investment Funds, whether in the form of cash or securities, are applied as a reduction of the Investment Fund's cost. Realized gains or losses on withdrawals from Investment Funds are recognized on a cost recovery basis.

      The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value; costs of insurance; registration expenses; certain offering costs; expenses of meetings of the Board and Shareholders; all costs with respect to communications to Shareholders; and other types of expenses as may be approved from time to time by the Board. Ongoing offering costs are capitalized and amortized to expense over twelve months on a straight-line basis.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.


                 17 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES Continued

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                              NET UNREALIZED
                                                                APPRECIATION
                                                                    BASED ON
                                                      COST OF SECURITIES AND
   UNDISTRIBUTED   UNDISTRIBUTED                       OTHER INVESTMENTS FOR
   ORDINARY            LONG-TERM   ACCUMULATED LOSS           FEDERAL INCOME
   INCOME                   GAIN     CARRYFORWARD 1             TAX PURPOSES
   -------------------------------------------------------------------------
   $   4,515,967           $  --       $  2,152,837             $  3,718,495

1. As of March 31, 2007, the Fund had $470,720 and $1,682,117 of post-October currency and capital losses, respectively, to offset future income and realized gains, in any.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for March 31, 2007. Net assets of the Fund were unaffected by the reclassifications.

                                                                 INCREASE TO
                                       REDUCTION TO          ACCUMULATED NET
   INCREASE TO                          ACCUMULATED         REALIZED LOSS ON
   PAID-IN CAPITAL              NET INVESTMENT LOSS              INVESTMENTS
   -------------------------------------------------------------------------
   $   1,451,144                       $  1,081,640            $   2,532,784

The tax character of distributions paid during the years ended March 31, 2007 and 2006 was as follows:

                                         YEAR ENDED               YEAR ENDED
                                     MARCH 31, 2007           MARCH 31, 2006
   -------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                     $  3,011,586            $          --
   Long-term capital gain                 1,209,412                  449,816
   Return of capital                             --                       --
                                       -------------------------------------
   Total                               $  4,220,998            $     449,816
                                       =====================================

The primary difference between the book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to adjustments to the tax basis of investments based on allocation of income and distributions from investments in partnerships and the tax realization of financial statement unrealized gain or loss. In addition, the cost of investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by each Investment Fund on Schedule K-1. The aggregate cost of Investment Funds and the composition of unrealized appreciation and depreciation on Investment Funds for federal income tax purposes as of March 31, 2007 as noted below.

   Federal tax cost of Investment Funds                       $   61,794,326
                                                              ==============

   Gross unrealized appreciation                              $    3,767,304
   Gross unrealized depreciation                                     (48,809)
                                                              --------------
   Net unrealized appreciation                                $    3,718,495
                                                              ==============


                 18 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS. Cash and cash equivalents consist of monies invested in money market funds sponsored by BlackRock Institutional Management Corporation, an affiliate of PNC Bank, N.A., and are accounted for at net asset value. Dividends receivable from such funds are included in other assets on the statement of assets and liabilities. The Fund treats demand deposits and all financial instruments with original maturities of three months or less as cash and cash equivalents.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
3. MANAGEMENT FEE, INCENTIVE FEE, RELATED PARTY TRANSACTIONS AND OTHER

MANAGEMENT AND ADMINISTRATIVE FEES. The Adviser provides certain management and administrative services to the Fund. In consideration for such management services, the Fund pays the Adviser a monthly management fee (the "Management Fee") computed at an annual rate of 1.20% of the Fund's net assets determined as of the last day of the month (before any repurchases of shares or Incentive
Fee). The Adviser pays 50% of its fee to the Sub-Adviser. In consideration for such administration services, the Fund pays the Adviser a monthly administration fee (the "Administration Fee") computed at an annual rate of 0.25% of the Fund's net assets determined as of the last day of the month (before any repurchases of shares or Incentive Fee and the Management Fee). For the year ended March 31, 2007, the Management Fee and Administration Fee incurred by the Fund were $922,162 and $192,157, respectively.

--------------------------------------------------------------------------------
INCENTIVE FEE. The Adviser (or an affiliated company of the Adviser that it designates) is also entitled to receive a performance-based incentive fee equal to 10% of the net profits (taking into account net realized and unrealized gains or losses and net investment income or loss), if any, in excess of the "Preferred Return," subject to reduction of that excess for prior losses that have not been previously offset against net profits (the "Incentive Fee"). The reduction for prior losses not previously offset by subsequent profits establishes what is typically referred to as a "high water mark". The Incentive Fee will be accrued monthly and is generally payable annually on December 31. No incentive fee will be accrued or payable for any period unless losses from prior periods have been recovered by the Fund. The Adviser is under no obligation to repay any Incentive Fee previously paid by the Fund to the Adviser, notwithstanding subsequent losses, but will reverse certain accruals as described below. For purposes of both the accrual and payment of the Incentive Fee, the Preferred Return is equal to an annual percentage rate of 8%. The Adviser pays the Sub-Adviser the full amount of the incentive fee. During the nine months ended December 31, 2006, the Fund reversed $179,648 of Incentive Fees previously accrued during the period January 1, 2006 through March 31, 2006 resulting in no incentive fee for the calendar year ended December 31, 2006.

      The Fund will calculate and accrue any liability for the Incentive Fee monthly, based on the Fund's performance. The Fund's net asset value will be reduced or increased each month to reflect this accrual. An increase in the Fund's net asset value will occur only as a result of a reversal of any prior Incentive Fee accruals, if the Fund's current year's cumulative return does not exceed the Preferred Return. No Incentive Fee will be accrued or payable for any current period unless losses from prior periods have been recovered by the Fund. If the Fund has no prior losses, but its performance is negative, the Fund will track its high water mark or "cumulative losses" in a memorandum account ("Loss Carryforward Memorandum Account") on a monthly basis, and no Incentive Fee will be accrued for that month. If the Fund has a net loss for the current calendar year and has not recovered losses from prior calendar year (i.e. has not regained its high water mark), there will be no accrual of an Incentive Fee, and the Fund will add the losses incurred by the Fund to the Loss Carryforward Memorandum Account. If the Fund has no prior losses,


                 19 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. MANAGEMENT FEE, INCENTIVE FEE, RELATED PARTY TRANSACTIONS AND OTHER Continued and its performance is positive for the current calendar year, the Fund will accrue an Incentive Fee only after the Fund's performance exceeds the Preferred Return. Each time shares are repurchased in a repurchase offer, the Fund will adjust the amount of any cumulative loss in proportion to the number of shares repurchased by the Fund, so that the repurchase of shares has the effect of reducing the amount of cumulative loss. Corresponding upward adjustments are made when investors purchase shares, so that the amount of cumulative loss is adjusted upward to reflect the effect of such new purchases. The Fund has accrued an Incentive Fee of $74,034 for performance during the period January 1, 2007 through March 31, 2007.

--------------------------------------------------------------------------------
ADVISER'S AND SUB-ADVISER'S SHARE BALANCES. The value of the Adviser's and Sub-Adviser's share balances at March 31, 2007 were $13,071,359 and $672,940, respectively. The value of the Adviser's and Sub-Adviser's share balances at March 31, 2006 were $12,547,947 and $645,993, respectively. During the year ended March 31, 2007, the Adviser and Sub-Adviser did not have any redemptions.

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. A majority of the Board is comprised of persons who are independent with respect to the Fund. Each Board member who is not an employee of the Adviser, or one of its affiliates, receives an annual retainer. Additionally, these Board members are reimbursed by the Fund for all reasonable out of pocket expenses. Any Board member who is an employee of the Adviser, or one of its affiliates, does not receive an annual fee from the Fund.

      The Fund has adopted an unfunded retirement plan (the "Plan") for the Fund's independent directors. Benefits are based on years of service and fees paid to each director during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the "Freeze Date") and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent directors as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2007, the Fund's projected benefit obligations were increased by $3,318 and payments of $893 were made to retired directors, resulting in an accumulated liability of $3,995 as of March 31, 2007.

      The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the Plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund and in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
CUSTODIAN FEES. PFPC Trust Company (an affiliate of PNC Bank, N.A.) serves as custodian of the Fund's assets and provides custodial services for the Fund.

      PFPC Inc. ("PFPC") (also an affiliate of PNC Bank, N.A.) serves as accounting and investor processing agent to the Fund and in that capacity provides accounting, tax and Shareholder related services. PFPC receives a monthly fee primarily based upon the average net assets of the Fund, subject to a minimum monthly fee. Additionally, the Fund reimburses all reasonable out of pocket expenses incurred by PFPC.

--------------------------------------------------------------------------------
INVESTOR SERVICING FEES. Under the terms of an investor servicing agreement (the "Investor Servicing Agreement") between the Fund and OppenheimerFunds Distributor, Inc. (the "Distributor"), the Distributor is authorized to retain brokers, dealers and certain financial advisers ("Investor Service Providers") to provide ongoing investor services and account maintenance services to Shareholders that are their customers. Under the Investor Servicing Agreement, the Fund pays a fee to the Distributor to reimburse it for payments made to Investor Service Providers. This fee is paid quarterly and, with respect to each Investor Service Provider, shall not exceed the lesser of: (i) 0.50% (on an annualized basis) of the aggregate value of shares held by investors that receive services from the Investor Service Provider, determined as


                 20 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC of the last day of the calendar quarter (before any repurchases of shares or Incentive Fee and the Management Fee); or (ii) the Distributor's actual payments to the Investor Service Provider. The Distributor is entitled to reimbursement under the Investor Servicing Agreement for any payments it may make to any affiliated Investor Service Providers. At March 31, 2007, $73,620 was payable to the Distributor.

--------------------------------------------------------------------------------
4. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                          YEAR ENDED                        YEAR ENDED
                                                      MARCH 31, 2007                MARCH 31, 2006 1,2
                                             SHARES           AMOUNT      SHARES                AMOUNT
-------------------------------------------------------------------------------------------------------
 Subscriptions                               70,593   $    7,580,854      84,623    $        8,752,079
 Dividends and/or
 distributions reinvested                    40,759        4,213,217       4,389               449,816
 Redemptions                               (174,857)     (18,623,827)   (175,639)          (18,812,253)
                                           ------------------------------------------------------------
 Net decrease                               (63,505)  $   (6,829,756)    (86,627)   $       (9,610,358)
                                           ============================================================

1. For the period from July 1, 2005, effective date of capital structure change, to March 31, 2006. The Fund had $2,861,987 of Member subscriptions and $2,983,327 of Member redemptions during the period April 1, 2005 to June 30, 2005.

2. 801,133 shares were issued on July 1, 2005 in connection with the Fund's tax and capital structure change. See Note 1.

--------------------------------------------------------------------------------
5. INVESTMENTS IN INVESTMENT FUNDS

At March 31, 2007, the Fund had investments in Investment Funds, none of which were related parties. The agreements related to investments in Investment Funds provide for compensation to the Investment Funds' managers/general partners in the form of management fees ranging from 1.0% to 2.0% annually of net assets and performance incentive fees/allocations ranging from 10% to 25% of net profits earned. The Investment Funds provide for periodic redemptions ranging from monthly to annually with lock up provisions of up to two years from initial investment and subject to certain other terms and conditions as set forth in the Investment Funds' offering documents. Information related to each Investment Fund is included on the statement of investments. At March 31, 2007, the Fund had approximately 6.79% of capital invested in Investment Funds with remaining lock-up provisions extending beyond one year from March 31, 2007, and 1.01% of capital invested in Investment Funds that allow redemptions to occur before the expiration of the lock-up with a redemption penalty incurred.

      For the year ended March 31, 2007, the aggregate cost of purchases and proceeds from sales of Investment Funds were $17,480,310 and $27,921,334, respectively.

--------------------------------------------------------------------------------
6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These activities may include, but are not limited to, short selling activities, writing option contracts and interest rate, credit default and total return equity swap contracts. The Fund's risk of loss in these Investment Funds is limited to the value of these investments as reported by the Fund.

--------------------------------------------------------------------------------
7. BORROWINGS

The Fund may borrow money in amounts up to one-third of its total assets (including the amount borrowed) for investment purposes, to meet repurchase requests and for cash management purposes. The purchase of securities with borrowed funds creates leverage in the Fund.


                 21 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. BORROWINGS Continued

      Effective November 28, 2005, the Fund entered into a Credit Agreement with The Bank of Novia Scotia which enables it to participate with certain other Oppenheimer funds in a committed, unsecured credit facility that permits borrowings of up to $60,000,000, collectively. The borrowings of any single fund under the credit facility are further limited to 15% of its net assets. Interest is charged to the Fund, based on its borrowings, at a rate equal to either the Federal Funds Rate plus 0.75% or LIBOR plus 0.75%, depending on the type of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.125% per annum.

      For the year ended March 31, 2007, the average daily borrowed balance of the Fund was $161,808 at an average daily interest rate of 6.16%. The Fund had outstanding borrowings of $4,910,000 at March 31, 2007 at an interest rate of 8.25%. Expenses incurred by the Fund with respect to interest on borrowings, commitment fees and facility start-up costs are disclosed separately, or as miscellaneous fees, on the Statement of Operations.

--------------------------------------------------------------------------------
8. RESTRICTED SECURITIES

As of March 31, 2007, investments in securities included issues that are restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with the applicable footnote on the Statement of Investments. Information concerning restricted securities is as follows:

                                                                      UNREALIZED
                       ACQUISITION               VALUATION AS OF    APPRECIATION
SECURITY                      DATE        COST    MARCH 31, 2007   (DEPRECIATION)
---------------------------------------------------------------------------------
Crdentia Corporation       1/16/07   $ 138,183   $        96,729   $     (41,454)
MedicalCV, Inc.            1/16/07      79,482            94,677          15,195
                                     --------------------------------------------
                                     $ 217,665   $       191,406   $     (26,259)
                                     ============================================

--------------------------------------------------------------------------------
9. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of February 28, 2007, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements. The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of February 28, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
10. SUBSEQUENT EVENTS

Effective April 1, 2007 and May 1, 2007, the Fund received initial and additional contributions from Shareholders of approximately $192,469 and $246,000, respectively.


                 22 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

We have audited the accompanying statement of assets and liabilities of Oppenheimer Tremont Opportunity Fund, LLC (the "Fund"), including the statement of investments, as of March 31, 2007, and the related statements of operations, changes in net assets/members' capital, and cash flows and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets/members' capital and financial highlights for the years presented prior to the year ended March 31, 2007 were audited by another independent registered public accounting firm whose report dated May 22, 2006 expressed an unqualified opinion thereon.

      We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of investments owned as of March 31, 2007, by inspection of investment subscription documents and confirmation with underlying investment funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of Oppenheimer Tremont Opportunity Fund, LLC at March 31, 2007, the results of its operations, changes in net assets/members' capital, and cash flows and financial highlights for the year then ended in conformity with U.S. generally accepted accounting principles.

KPMG LLP

New York, New York
May 24, 2007


                 23 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2008, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends and distributions of $5.97 per share were paid to shareholders on December 1, 2006, of which $1.71 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      If applicable, ordinary income dividends paid by the Fund during the fiscal year ended March 31, 2007 should be multiplied by 2% to arrive at the amount eligible for the corporate dividend received deduction.

      If applicable, ordinary income dividends paid by the Fund during the fiscal year ended March 31, 2007 should be multiplied by 4.19% to arrive at the amount eligible for the individual qualified dividend income tax rate.

      If applicable, ordinary income dividends paid by the Fund for the fiscal year ended March 31, 2007 should be multiplied by 97.35% to arrive at the amount eligible for qualified short-term capital gain treatment for non-U.S. shareholders.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                 24 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund invests primarily in investment partnerships and similar investment vehicles that are not voting securities. To the extent the Fund invests in voting securities, if any, it has adopted the Portfolio Proxy Voting Policies and Procedures of OppenheimerFunds, Inc. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.858.9826, (ii) on the Fund's website at www.oppenheimerfunds.com, and (iii) on the SEC's website at www.sec.gov.

      In addition, the Fund is required to file new Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The funds Form N-PX is available (i) without charge, upon request, by calling the Fund toll free at 1.800.525.7048 and (ii) on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                 25 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AND SUB-ADVISORY AGREEMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Managers (the "Board" or the "Directors"), including a majority of the independent Directors, is required to determine whether to renew the Fund's investment advisory and sub-advisory agreements (the "Agreements"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager and Tremont Partners, Inc. (the "Sub-Adviser") provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's and Sub-Adviser's services, (ii) the investment performance of the Fund, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services by the Manager and its affiliates,
(v) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager and Sub-Adviser from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

      NATURE AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund by the Manager and the Sub-Adviser, and information regarding the personnel that provide such services. The Manager's and Sub-Adviser's duties include providing and supervising all administrative and clerical personnel that are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager and Sub-Adviser also provide the Fund with office space, facilities and equipment. The Sub-Adviser provides the Fund with the services of the portfolio manager and the Sub-Adviser's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments, and securities trading services.

      QUALITY OF SERVICES. The Board also considered the quality of the services provided and the quality of the Manager's and Sub-Adviser's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's and Sub-Adviser's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's and Sub-Adviser's personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Timothy Birney and the Sub-Adviser's investment team and analysts. The Board members also considered their experiences with the Manager through their service on the Boards of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund's service agreements. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreements as a result of the Manager's and Sub-Adviser's experience, reputation, personnel, operations, and resources.


                 26 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

      INVESTMENT PERFORMANCE OF THE FUND. During the year, the Manager provided information on the performance of the Fund at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other closed-end hedge funds of funds advised by the Manager and other investment advisers. The Board noted that the Fund's one-year and three-year performance were better than its peer group median. However its two-year performance was below its peer group median.

      MANAGEMENT FEES AND EXPENSES. The Board reviewed the fees paid to the Manager and its affiliates and to the Sub-Adviser, and the other expenses borne by the Fund.. The Board also evaluated the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other closed-end hedge funds of funds with comparable asset levels and distribution features. The Board noted that the Fund's contractual management fees and incentive fees are at its peer group median. The Board noted that the Manager, not the Fund, pays the Sub-Adviser's fee under the sub-advisory agreement.

      ECONOMIES OF SCALE. The Board reviewed the extent to which the Manager may realize economies of scale in managing and supporting the Fund, the extent to which those economies of scale benefit the Fund's shareholders and the current level of Fund assets in relation to the Fund's management fee. The Board considered that the Fund has experienced modest recent asset growth.

      BENEFITS TO THE MANAGER AND SUB-ADVISER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the fee paid to the Sub-Adviser, the costs associated with the other personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders. In addition to considering the profits realized by the Manager, the Board considered information regarding the direct and indirect benefits the Manager and the Sub-Adviser receive as a result of their relationship with the Fund, including compensation paid to the Manager's affiliates for services provided.

      CONCLUSIONS. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel, whom the independent Directors determined to be independent of the Manager and the Sub-Adviser within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, concluded that the nature, extent and quality of the services provided to the Fund by the Manager and the Sub-Adviser are a benefit to the Fund and in the best interest of the Fund's shareholders and that the amount and structure of the compensation received by the Manager and Sub-Adviser and its affiliates are reasonable in relation to the services provided. Accordingly, the Board elected to continue the Agreements for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Agreements, including the management fee, in light of all of the surrounding circumstances.


                 27 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

DIRECTORS AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH    PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS
FUND, LENGTH OF SERVICE, AGE    HELD; NUMBER OF PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                    THE ADDRESS OF EACH DIRECTOR IN THE CHART BELOW IS 6803 S. TUCSON WAY,
DIRECTORS                      CENTENNIAL, COLORADO 80112-3924. EACH DIRECTOR SERVES FOR AN INDEFINITE TERM,
                               OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

BRIAN F. WRUBLE,               General Partner of Odyssey Partners, L.P. (hedge fund) (since September 1995);
Chairman of the Board of       Director of Special Value Opportunities Fund, LLC (registered investment
Directors (since 2007) and     company) (since September 2004); Investment Advisory Board Member of Zurich
Director (since 2005)          Financial Services (insurance) (since October 2004); Board of Governing
Age: 64                        Trustees of The Jackson Laboratory (non-profit) (since August 1990); Trustee of the Institute for Advanced Study (non-profit educational institute) (since
                               May 1992); Special Limited Partner of Odyssey Investment Partners, LLC
                               (private equity investment) (January 1999-September 2004) and Managing
                               Principal (1997-December 1998); Trustee of Research Foundation of AIMR
                               (2000-2002) (investment research, non-profit); Governor, Jerome Levy Economics
                               Institute of Bard College (August 1990-September 2001) (economics research);
                               Director of Ray & Berendtson, Inc. (May 2000-April 2002) (executive search firm). Oversees 62 portfolios in the OppenheimerFunds complex.

MATTHEW P. FINK,               Trustee of the Committee for Economic Development (policy research foundation)
Director (since 2005)          (since 2005); Director of ICI Education Foundation (education foundation)
Age: 66                        (since October 1991); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance
                               Company (insurance company) (October 1991-June 2004). Oversees 52 portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,               A director or trustee of other Oppenheimer funds. Oversees 62 portfolios in
Director (since 2005)          the OppenheimerFunds complex.
Age: 73

PHILLIP A. GRIFFITHS,          Distinguished Presidential Fellow for International Affairs (since 2002) and
Director (since 2005)          Member (since 1979) of the National Academy of Sciences; Council on Foreign
Age: 68                        Relations (since 2002); Director of GSI Lumonics Inc. (precision medical equipment supplier) (since 2001); Senior Advisor of The Andrew W. Mellon
                               Foundation (since 2001); Chair of Science Initiative Group (since 1999);
                               Member of the American Philosophical Society (since 1996); Trustee of Woodward
                               Academy (since 1983); Foreign Associate of Third World Academy of Sciences;
                               Director of the Institute for Advanced Study (1991-2004); Director of Bankers
                               Trust New York Corporation (1994-1999); Provost at Duke University
                               (1983-1991). Oversees 52 portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                Trustee of the American Symphony Orchestra (not-for-profit) (since October
Director (since 2005)          1998); and Senior Vice President and General Auditor of American Express
Age: 64                        Company (financial services company) (July 1998-February 2003). Oversees 52 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                Managing Director of Public Capital Advisors, LLC (privately-held financial
Director (since 2005)          adviser) (since 2006); Director of Columbia Equity Financial Corp.
Age: 55                        (privately-held financial adviser) (since 2002); Managing Director of Carmona
                               Motley, Inc. (privately-held financial adviser) (since January 2002); Managing
                               Director of Carmona Motley Hoffman Inc. (privately-held financial adviser)
                               (January 1998-December 2001); Member of the Finance and Budget Committee of
                               the Council on Foreign Relations, Member of the Investment Committee of the
                               Episcopal Church of America, Member of the Investment Committee and Board of
                               Human Rights Watch and the Investment Committee of Historic Hudson Valley.
                               Oversees 52 portfolios in the OppenheimerFunds complex.

KENNETH A. RANDALL,            Director of Dominion Resources, Inc. (electric utility holding company)
Director (since 2005)          (February 1972-October 2005); Former Director of Prime Retail, Inc. (real
Age: 79                        estate investment trust), Dominion Energy Inc. (electric power and oil & gas producer), Lumberman's Mutual Casualty Company, American Motorists Insurance
                               Company and American Manufacturers Mutual Insurance Company; Former President
                               and Chief Executive Officer of The Conference Board, Inc. (international economic and business research). Oversees 52 portfolios in the
                               OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,      Chairman of The Directorship Search Group, Inc. (corporate governance
Director (since 2005)          consulting and executive recruiting) (since 1993); Life Trustee of
Age: 75                        International House (non-profit educational organization); Former Trustee of the Historical Society of the Town of Greenwich; Former Director of Greenwich
                               Hospital Association; Founder, Chairman and Chief Executive Officer of Russell
                               Reynolds Associates, Inc. (1969-1993); Banker at J.P. Morgan & Co.
                               (1958-1966); 1st Lt. Strategic Air Command, U.S. Air Force (1954-1958).
                               Oversees 52 portfolios in the OppenheimerFunds complex.


                 28 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

JOSEPH M. WIKLER,              Director of the following medical device companies: Medintec (since 1992) and
Director (since 2002)          Cathco (since 1996); Director of Lakes Environmental Association (since 1996);
Age: 66                        Member of the Investment Committee of the Associated Jewish Charities of
                               Baltimore (since 1994); Director of Fortis/Hartford mutual funds
                               (1994-December 2001). Oversees 52 portfolios in the OppenheimerFunds complex.

PETER I. WOLD,                 President of Wold Oil Properties, Inc. (oil and gas exploration and production
Director (since 2002)          company) (since 1994); Vice President, Secretary and Treasurer of Wold Trona
Age: 59                        Company, Inc. (soda ash processing and production) (1996-2006); Vice
                               President of American Talc Company, Inc. (talc mining and milling) (since
                               1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since
                               1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank
                               of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility)
                               (1995-1999). Oversees 52 portfolios in the OppenheimerFunds complex.

--------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR            THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET,
AND OFFICER                    11TH FLOOR, NEW YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR
                               AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND
                               AS AN OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT,
                               DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED DIRECTOR DUE TO HIS POSITIONS
                               WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                Chairman, Chief Executive Officer and Director of the Adviser (since June
President and Principal        2001); President of the Adviser (September 2000-March 2007); President and a
Executive Officer and          director or trustee of other Oppenheimer funds; President and Director of
Director (since 2002)          Oppenheimer Acquisition Corp. ("OAC") (the Adviser's parent holding company)
Age: 57                        and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Adviser) (since July 2001); Director of OppenheimerFunds Distributor, Inc.
                               (subsidiary of the Adviser) (since November 2001); Chairman and Director of
                               Shareholder Services, Inc. and of Shareholder Financial Services, Inc.
                               (transfer agent subsidiaries of the Adviser) (since July 2001); President and
                               Director of OppenheimerFunds Legacy Program (charitable trust program established by the Adviser) (since July 2001); Director of the following investment advisory subsidiaries of the Adviser: OFI Institutional Asset
                               Management, Inc., Centennial Asset Management Corporation, Trinity Investment
                               Management Corporation and Tremont Capital Management, Inc. (since November
                               2001), HarbourView Asset Management Corporation and OFI Private Investments,
                               Inc. (since July 2001); President (since November 1, 2001) and Director (since
                               July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice
                               President of Massachusetts Mutual Life Insurance Company (OAC's parent company) (since February 1997); Director of DLB Acquisition Corporation
                               (holding company parent of Babson Capital Management LLC) (since June 1995);
                               Member of the Investment Company Institute's Board of Governors (since October
                               3, 2003); Chief Operating Officer of the Adviser (September 2000-June 2001);
                               President and Trustee of MML Series Investment Fund and MassMutual Select
                               Funds (open-end investment companies) (November 1999-November 2001); Director of C.M. Life Insurance Company (September 1999-August 2000); President, Chief
                               Executive Officer and Director of MML Bay State Life Insurance Company
                               (September 1999-August 2000); Director of Emerald Isle Bancorp and Hibernia
                               Savings Bank (wholly-owned subsidiary of Emerald Isle Bancorp) (June 1989-June
                               1998). Oversees 99 portfolios in the OppenheimerFunds complex.

--------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF              THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS.
THE FUND                       ZACK, GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY
                               STREET, NEW YORK, NEW YORK 10281-1008, FOR MESSRS. VANDEHEY, WIXTED, PETERSEN,
                               SZILAGYI AND MS. IVES, 6803 S. TUCSON WAY, CENTENNIAL, COLORADO 80112-3924,
                               FOR MR. BIRNEY, 555 THEODORE FREMD AVENUE, RYE, NEW YORK 10580. EACH OFFICER
                               SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT,
                               DEATH OR REMOVAL.

TIMOTHY J. BIRNEY              Vice President of the Sub-Adviser (since January 2005) and was Investment
Vice President and             Management Associate for Tremont Capital, Inc., the parent company of the
Portfolio Manager              Sub-Adviser, (November 2003 -January 2005); Vice President at Asset Alliance
(since 2005)                   Corporation (May 2002-November 2003); Vice President and Research Portfolio
Age: 39                        Manager of Alternative Asset Management at Nikko Securities Co. International,
                               Inc. (March 1998-May 2002); An officer of 4 portfolios in the OppenheimerFunds complex.

MARK S. VANDEHEY,              Senior Vice President and Chief Compliance Officer of the Adviser (since March
Vice President and Chief       2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset
Compliance Officer             Management Corporation and Shareholder Services, Inc. (since June 1983).
(since 2004)                   Former Vice President and Director of Internal Audit of the Adviser
Age: 56                        (1997-February 2004). An officer of 99 portfolios in the OppenheimerFunds complex.


                 29 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

DIRECTORS AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

BRIAN W. WIXTED,               Senior Vice President and Treasurer of the Adviser (since March 1999);
Treasurer and Principal        Treasurer of the following: HarbourView Asset Management Corporation,
Financial & Accounting         Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer
Officer (since 2002)           Real Asset Management, Inc., and Oppenheimer Partnership Holdings, Inc. (since
Age: 47                        March 1999), OFI Private Investments, Inc. (since March 2000),
                               OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc
                               (since May 2000), OFI Institutional Asset Management, Inc. (since November
                               2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Adviser) (since June 2003); Treasurer and Chief Financial
                               Officer of OFI Trust Company (trust company subsidiary of the Adviser) (since
                               May 2000); Assistant Treasurer of the following: OAC (since March
                               1999),Centennial Asset Management Corporation (March 1999-October 2003) and
                               OppenheimerFunds Legacy Program (April 2000-June 2003); Principal and Chief
                               Operating Officer of Bankers Trust Company-Mutual Fund Services Division
                               (March 1995-March 1999). An officer of 99 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,             Vice President of the Adviser (since February 2007); Assistant Vice President
Assistant Treasurer            of the Adviser (August 2002-February 2007); Manager/Financial Product
(since 2004)                   Accounting of the Adviser (November 1998-July 2002). An officer of 99
Age: 36                        portfolios in the OppenheimerFunds complex.

BRIAN C. SZILAGYI,             Assistant Vice President of the Adviser (since July 2004); Director of
Assistant Treasurer            Financial Reporting and Compliance of First Data Corporation (April 2003-July
(since 2005)                   2004); Manager of Compliance of Berger Financial Group LLC (May 2001-March
Age: 37                        2003); Director of Mutual Fund Operations at American Data Services, Inc.
                               (September 2000-May 2001). An officer of 99 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                Executive Vice President (since January 2004) and General Counsel (since March
Secretary (since 2002)         2002) of the Adviser; General Counsel and Director of the Distributor (since
Age: 58                        December 2001); General Counsel of Centennial Asset Management Corporation
                               (since December 2001); Senior Vice President and General Counsel of
                               HarbourView Asset Management Corporation (since December 2001); Secretary and
                               General Counsel of OAC (since November 2001); Assistant Secretary (since
                               September 1997) and Director (since November 2001) of OppenheimerFunds
                               International Ltd. and OppenheimerFunds plc; Vice President and Director of
                               Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of
                               Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice
                               President, General Counsel and Director of Shareholder Financial Services,
                               Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice
                               President, General Counsel and Director of OFI Private Investments, Inc. and
                               OFI Trust Company (since November 2001); Vice President of OppenheimerFunds
                               Legacy Program (since June 2003); Senior Vice President and General Counsel of
                               OFI Institutional Asset Management, Inc. (since November 2001); Director of
                               OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President
                               (May 1985-December 2003), Acting General Counsel (November 2001-February 2002)
                               and Associate General Counsel (May 1981-October 2001) of the Adviser;
                               Assistant Secretary of the following: Shareholder Services, Inc. (May
                               1985-November 2001), Shareholder Financial Services, Inc. (November
                               1989-November 2001), and OppenheimerFunds International Ltd. (September
                               1997-November 2001). An officer of 99 portfolios in the OppenheimerFunds complex.

LISA I. BLOOMBERG,             Vice President and Associate Counsel of the Adviser (since May 2004); First
Assistant Secretary            Vice President (April 2001-April 2004), Associate General Counsel (December
(since 2004)                   2000-April 2004), Corporate Vice President (May 1999-April 2001) and Assistant
Age: 39                        General Counsel (May 1999-December 2000) of UBS Financial Services Inc.
                               (formerly, PaineWebber Incorporated). An officer of 99 portfolios in the
                               OppenheimerFunds complex.

PHILLIP S. GILLESPIE,          Senior Vice President and Deputy General Counsel of the Adviser (since
Assistant Secretary            September 2004); First Vice President (2001-September 2004); Director
(since 2004)                   (2000-September 2004) and Vice President (1998-2000) of Merrill Lynch
Age: 43                        Investment Management. An officer of 99 portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES,              Vice President (since June 1998) and Senior Counsel and Assistant Secretary
Assistant Secretary            (since October 2003) of the Adviser; Vice President (since 1999) and Assistant
(since 2002)                   Secretary (since October 2003) of the Distributor; Assistant Secretary of
Age: 41                        Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant
                               Secretary of OppenheimerFunds Legacy Program and Shareholder Financial
                               Services, Inc. (since December 2001); Assistant Counsel of the Manager (August
                               1994 October 2003). An officer of 99 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.


                 30 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC



ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that the registrant does not have an audit committee financial expert serving on its Audit Committee. In this regard, no member of the Audit Committee was identified as having all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an "audit committee financial expert," whether through the type of specialized education or experience described in that Instruction. The Board has concluded that while the members of the Audit Committee collectively have the necessary attributes and experience required to serve effectively as an Audit Committee, no single member possesses all of the required technical attributes through the particular methods of education or experience set forth in the Instructions to be designated as an audit committee financial expert.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees

KPMG, the principal accountant for the audit of the registrant's 2007 annual financial statements, billed $50,000 in fiscal 2007 and Ernst & Young the principal accountant for the audit of the registrant's 2006 annual financial statements billed $50,800 in fiscal 2006.

(b)      Audit-Related Fees

KPMG the principal accountant for the audit of the registrant's 2007 annual financial statements billed no such fees in fiscal 2007 and Ernst & Young the principal accountant for the audit of the registrant's 2006 annual financial statements billed $2,000 in fiscal 2006.

KPMG the principal accountant for the audit of the registrant's 2007 annual financial statements billed $225,954 in 2007 and Ernst & Young the principal accountant for the audit of the registrant's 2006 annual financial statements billed $45,000 in fiscal 2006 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Consents on registration statements, SAS 70, professional services relating to 123R, review of internal controls system conversion and security counts performed for Registered Investment Advisors of hedge funds.

(c)      Tax Fees

KPMG the principal accountant for the audit of the registrant's 2007 annual financial statements billed no such fees to the registrant in fiscal 2007 and Ernst & Young the principal accountant for the audit of the registrant's 2006 annual financial statements billed $5,000 in fiscal 2006

The principal accountants for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Tax services related to the conversion from partnership tax status to that of a regulated investment company.


(d)      All Other Fees

The principal accountants for the audit of the registrant's 2007 and 2006 annual financial statements billed no such fees.

The principal accountants for the audit of the registrant's 2007 and 2006 annual financial statements billed no such fees to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.


(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

         The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

         Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

         (2) 100%

(f)      Not applicable as less than 50%.

(g) KPMG the principal accountant for the audit of the registrant's 2007 annual financial statements billed $225,954 in fiscal 2007 and Ernst & Young the principal accountant for the audit of the registrant's 2006 annual financial statements billed $52,000 in fiscal 2006 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)

         No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable. The Fund invests exclusively in non-voting securities.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The portfolio manager of the Fund is Timothy J. Birney (referred to as the "Portfolio Manager"), who is primarily responsible for selecting the Fund's investments in Hedge Funds and allocating the Fund's assets among the Hedge Funds selected. Mr. Birney has been Vice President and portfolio manager of the Sub-Adviser since January 2005 and was Investment Management Associate for Tremont Capital, Inc., the parent company of the Sub-Adviser, from November 2003 to January 2005. From May 2002 through November 2003, Mr. Birney served as Vice President at Asset Alliance Corporation, where his responsibilities included the development and distribution of structured products and quantitative allocation and risk management models. From March 1998 through May 2002, Mr. Birney served as Vice President and Research Portfolio Manager of Alternative Asset Management at Nikko Securities Co. International, Inc.

<        OTHER ACCOUNTS MANAGED. In addition to managing the Fund's investment portfolio, Mr. Birney also manages other investment portfolios and other accounts on behalf of the Sub-Adviser or its affiliates. The following table provides information regarding the other portfolios and accounts managed by Mr. Birney as of March 31, 2007.


OPPENHEIMER TREMONT OPPORTUNITY FUND    REGISTERED INVESTMENT      OTHER POOLED
LLC                                           COMPANIES         INVESTMENT VEHICLES    OTHER ACCOUNTS
---------------------------------------------------------------------------------------------------------
                                                   3                     15                 None
Accounts Managed
---------------------------------------------------------------------------------------------------------
                                                  $351                 $1,306               None
Total Assets Managed*
---------------------------------------------------------------------------------------------------------

Accounts with Performance-Based                    1                     4                  None
Advisory Fees
---------------------------------------------------------------------------------------------------------
Total Assets in Accounts with                     $51                   $530                None
Performance-Based Advisory Fees*


* In millions.

         As indicated above, the Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example Mr. Birney may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Sub-Adviser have the same management fee. If the management fee structure of another fund or account is more advantageous to the Sub-Adviser than the fee structure of the Fund, the Sub-Adviser could have an incentive to favor the other fund or account. However, the Sub-Adviser's compliance procedures and Code of Ethics recognize the Sub-Adviser's fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude Mr. Birney from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, Mr. Birney may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or he may manage funds or accounts with different investment objectives and strategies.

<        COMPENSATION  OF THE  PORTFOLIO  MANAGER.  Mr.  Birney is employed  and compensated by the Sub-Adviser, not the Fund. The Sub-Adviser's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward contributions toward creating shareholder value. As of March 31, 2007, Mr. Birney's compensation consisted of three main elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Sub-Adviser's holding company parent.

         The base pay component is reviewed regularly to ensure that it is commensurate with the requirements of the portfolios under Mr. Birney's management, reflects any specific competence or specialty of the manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Sub-Adviser and is based on a number of factors, including management's evaluation of the Fund's pre-tax performance for periods since Mr. Birney became the Fund's portfolio manager. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The performance of other pooled investment vehicles and other accounts are also considered in determining Mr. Birney's compensation. Mr. Birney's compensation with respect to the Fund is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to reduce potential conflicts of interest between the Fund and other funds managed by Mr. Birney. The compensation structure of the other funds managed by Mr. Birney is the same as the compensation structure of the Fund, described above.

<        OWNERSHIP OF FUND SHARES.  As of March 31, 2007, Mr. Birney did not
beneficially own any shares of the Fund.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

    o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

    o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

    o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

    o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

    The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.


ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 03/31/2007, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a)      (1) Exhibit attached hereto.

         (2) Exhibits attached hereto.

         (3) Not applicable.

(b)      Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Tremont Opportunity Fund, LLC

By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer
Date: 05/14/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer
Date: 05/14/2007

By: /s/ Brian W. Wixted
    ---------------------------
    Brian W. Wixted
    Principal Financial Officer
Date: 05/14/2007